INTERPHASE

Interphase Shareholder Briefing

Shareholders Meeting

May 6, 2015

Forward Looking Statements

This presentation contains forward-looking statements about the business, financial condition and prospects of the Company. These statements are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including (without limitation) the extent of market acceptance of penveu, effects of the ongoing issues in global credit and financial markets and adverse global economic conditions, our reliance on a limited number of customers, the lack of spending improvements in the telecommunications and computer networking industries, significant changes in product demand, the development and introduction of new products and services, changes in competition, various inventory risks due to changes in market conditions and other risks and uncertainties indicated in Item 1A of the Company's Form 10-K and in the Company's other filings and reports with the Securities and Exchange Commission. All of the foregoing risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words "believes," "plans," "expects," "will," "intends," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.

Agenda

- Business overview:
  - Electronic Manufacturing Services (EMS)
  - Telecom
  - penveu ®
- Summary

Electronic Manufacturing Services

- Electronics Manufacturing Services Overview
  - Large existing market ($20B) available in the U.S.
  - Strengths: we win for our quality, know-how and responsiveness
    - More offerings than traditional CM's our size
    - Experience in the ODM environment and robust quality processes
    - Our strong supplier relationships
    - Responsiveness, flexibility and reputation for quality
  - Diversified customer base, ranging from LED lighting, to loading dock control boards, retail inventory barcode readers, to precision dental fabrication … a very broad portfolio of products and markets!
  - 2013 revenues of $ 2,819,000, a 183% growth over 2012,
    2014 revenues of $ 3,795,000 are a 35% growth over 2013

EMS Services Business Growth


EDMS Revenue
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2012
2013
2014
EMS
EDS

Agenda

- Business overview:
  - Electronic Manufacturing Services (EMS)
  - Telecom
  - penveu ®
- Summary

Telecom Enabling Products

- Telecom
  - Interphase entered the Telecom market in 2000 and rapidly earned “trusted partner” status with the industries’ largest TEM’s
  - We grew to be a market leader with 40% market share (T1/E1)
  - Telecom has been our leading revenue/profit generator since 2002
  - Our Telecom products are very intelligent, and we sell to the largest Telecom Equipment Manufacturers in the world
  - Interphase is usually the sole source of the network communications solutions to these large customers, so we enjoy long products lives … but it also means as their business goes … so goes ours
  - Telecom is a $9.9M business that makes gross profit margins of $5.1M and is a significant generator of profit contribution to INPH!

Agenda

- Business overview:
  - Electronic Manufacturing Services (EMS)
  - Telecom
  - penveu ®
- Summary

penveu

penveu interactive display system update



penveu®
REDEFINING INTERACTIVITY

Why are we excited about penveu?





1. Interactive teaching improves content retention

interactivity is important to learning



Tell me, I forget.
Show me, I remember.
Involve me, I understand.

Chinese proverb

why interactivity?




TechLearn
Interactive Whiteboards in Education
TechLearn Briefing
Teachers and Technology: the interactive white board.

interactivity is important because it creates the engagement model for dynamic learning!

- Enhances teaching content
- Engages students with content
- Increases collaborative learning



1. Interactive teaching improves content retention
2. Tools must fit teacher’s style

when I was in a classroom …



penveu®
REDEFINING INTERACTIVITY

classroom in 2015



penveu®
REDEFINING INTERACTIVITY

traditional classroom topography


CENTER OF FOCUS

today's classroom topography




WHERE WOULD YOUR TEACHERS SAY THE CENTER OF FOCUS SHOULD BE?

teaching approach:
"one size does not fit all"





Behind a desk
or podium





Interacting from the board



Interacting at student's desk

A teacher must have the freedom to move about anywhere in the classroom, and engage with students in the way that the individual teacher feels is <u>most effective</u>



Interacting in student groups

penveu® REDEFINING INTERACTIVITY



1. Interactive teaching improves content retention
2. Tools must fit teacher’s style
3. Effective teachers require effective tools

technology must support teachers

- **Teacher's effectiveness increases when they have technology that :**

  1. Helps them to leverage their most effective teaching style
  2. Is easy to learn and use
  3. Allows them to make their lessons more engaging and interesting
     a) This is important to lesson content retention
  4. Maintains contact with students in and throughout the classroom
     a) Supports them in controlling the class
     b) Helps them to maintain a disciplined structure

FLEXIBILITY!

penveu®
REDEFINING INTERACTIVITY

why do schools love penveu



Superintendents/Presidents

1. penveu is a great price performer
2. It provides greater functionality for less money
3. Increases teacher effectiveness which improves ISD economics

Curriculum/Teachers

1. penveu is easy to learn and use
2. Can be used at the board or from across the classroom
3. It provides greater inter-action both as a mouse, a pen or pad
4. It is easily adapted to each user and use case

CTO/CIO

1. penveu is easy to set up
2. No software to be installed
3. It requires no calibration
4. It works with any application and currently installed equipment
5. Free system updates for life

what users say about penveu



Ask the consultant

2 of 2 people found the following review helpful

★★★★★ **Added tool for the classroom**

ght feature
to learn so

there a

need to get

on to use the
y good located and
it and and the pen is

node different
on in the middle and
e on a interactive
board you also have to write on the screen direct but the pen brings a extra option to do that from far away and that for less money.

pretty good is as well the function to erase in one click your last action.

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Home > Interactive Whiteboards / Screens > Portable/Mobile devices > penveu-000 > Product Reviews

penveu-000 Customer Reviews

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Product: Penveu penveu-000

★★★★★ 5.0

Penvue is great..... and fun......

Permalin

Great device. I use it far more than my interactive whiteboard, and it is more useful and fun. I highly recommend. Get the 32gb and fill it up - very efficient and convenient.

Location: Auburn Washington US
Recommended: Yes
Touchboards Verified Purchase

8 out of 15 found this review helpful. Did this help? Yes No — Share

penveu®
REDEFINING INTERACTIVITY

OK … so why hasn't penveu taken off yet?



What is taking so long?



- Why is the ramp-up of penveu taking longer than you expected?
  - penveu became generally available on May 30, 2014
  - We could not meaningfully demonstrate penveu prior to GA
  - The school budgeting process begins in March at the school level, and concludes in June at the ISD level, so we missed the 2014-2015 school year budget



School Year Cycle
ISD Budgets Finalized 2014-15
Back to School
Testing
Testing
2015-16 School Level Budgets are created
Testing
2015-16 District Level Budgets are rolled up
School Board Approves 2015-16 Budget
June
Summer Break
Break
Break
June
ISTE
TCCA, Region 7
TCEA, NCCE, CUE, NETA, Region 11, ADT
Awareness
Advertising, Newsletters, Trade Shows, Email Campaigns, Social Media, Videos
penveu® General Availability
Problem!
Live demonstrations, Trials

penveu® REDEFINING INTERACTIVITY

Any barriers to success?



These are observations … not excuses:

- Before 2008, there was a lot of federal grant money allocated to classroom technology
- Many schools bought Interactive White Boards (IWBs) with these grants
- Our experience: 20% of teachers (in our small sample) use their IWBs
  - Reliability issues
  - Calibration issues
  - Training/complexity
  - Some teachers just aren't comfortable with technology
- Federal grant money went away … now classroom technology is funded by local tax/bond elections, and ISDs and School Boards are scrutinizing these investments intensely
  - Many have asked us to trial penveu in classrooms to "vet" it prior to making an ISD-wide decision

penveu®
REDEFINING INTERACTIVITY

Is the market still strong for penveu?



competitive comparison



	Interactive Whiteboard	Touch LCD display	IR-based (e.g., eBeam)	Interactive Projector	1-to-1 tablets	penveu®
Flexibility: remote operation				Very few have this ability, in a limited way (6’)		Entire classroom, up to 40’ away, with Pad mode
Write on board						
Accuracy	Requires calibration		Requires calibration	Most require calibration		Never requires calibration
Flexibility: any display / computer				Only projector	Through an “Apple TV” type device	Works with existing display / projector and any computer
Screen size max.	95”	70” (price)	95”	Typ. no more than 90” for interactivity	Unlimited, no touch mode	Unlimited in remote mode
Easy to install	Very hard					No software, <1 min
Full control at the pen						Full control using pen buttons.
Whiteboard						Accessible easily
Capture work						One button, accessible to PC
Wireless usage						900Mhz FH to avoid Wi-Fi interference
Portability						
Cost	$2,000+	$5,000+	$649+	$1,500	~$6,000+ for 20	Starting at $799

competitive advantage



Differentiator	Value
Remote operation	Flexibility to move around the classroom
Accuracy	Ability to press the right buttons,
Any display / computer	Leverage installed equipment
Max. screen size	Can work in large venues
Easy to install	Can be installed during school day breaks, and not major breaks
Full control at the pen	System can be controlled remotely
Whiteboard / scratchpad	Quickly switch between computer content and scratchpad
Capture work	Easy to capture & share work, continue from where you left off
Wireless 900MHz band	Wi-Fi coexistence, multiple co-located systems
Portability	Easy to install, remove, and carry from classroom to classroom
Cost	Affordability given reduced funding

the opportunity



- 1.3m units/year interactive displays shipped (up 19% in $)[1]
  - Transition: 1/3 are interactive flat panel
  - 32m classrooms
  - Corporate market: 46m meeting rooms, 1.6% penetration
  - 7m installed
  - 1m is over 8 years old—replacement marketing significant
- 8.3m projectors shipped in 2014 (+8% from 2013)[2]
  - If average is 5 years: 36m installed
- 24% growth in 60"+ display shipments[3]
  - 60% of flat panel shipment are 50"+
- 225m LCD TVs (32"+) shipped in 2014 (+7% from 2013)[4]

1. (2/15) http://www.prnewswire.com/news-releases/interactive-display-market-remains-resilient-with-market-value-up-19-futuresource-consulting-294352491.html
2. (2015) http://www.futuresource-consulting.com/2015-02-Q4Projectors-9812.html
3. (2014) http://www.pmaresearch.com/press-releases/pma-research-reporting-shows-sales-of-larger-sized-flat-panel-displays-jump-24-yearyear/
4. (2015) http://www.displaysearch.com/cps/rde/xchg/displaysearch/hs.xsl/150413_global_lcd_tv_shipment_growth_slowing_in_2015.asp

penveu®
REDEFINING INTERACTIVITY

perspective on market data



- Interactivity product shipments:
  - 10% of IWB products shipped = 130,000 units
  - 10% of IWB products replaced (8 years old) = 100,000 units
- Projector shipments and installed base:
  - 1% of new projectors shipped = 90,000 units
  - 1% of installed projectors (less than 5 years) = 360,000 units
- Flat Panel TV (>50”):
  - 0.1% of new TVs shipped: 140,000 units
- Venues:
  - 1% of all classrooms = 320,000 units
  - 1% of all meeting rooms = 460,000 units
  - 50% of Texas classrooms alone = 102,000 units (estimate)
  - 25% of Top 100 US districts = 122,000 units (estimate)

penveu®
REDEFINING INTERACTIVITY

Opportunity: top 100 ISD's in the U.S. concentration of classrooms



WA 2,000
NV 15,100
UT 10,200
CA 55,600
CO 10,900
AZ 4,700
IL 16,200
NY 40,000
PA 6,650
VA 20,000
NC 18,400
TN 11,800
GA 22,300
FL 74,900
LA 16,500
TX 59,700
Produced by the Cartographic Research Lab University of Alabama

Estimated 400,000+ classrooms in the top 100 districts in the U.S.

Out of estimated 4.5m classrooms in the total 16,500 districts in the US.

31m classrooms worldwide

Out of 200,000+ total, 40,000+ within one hour of facility

penveu®
REDEFINING INTERACTIVITY

Where is the growth potential?

Almost half the classrooms in North America have an interactive display: Q2 2013

Current interactive displays classroom penetration and the scale of the opportunity


UK
85%
N. Americas
46%
EMEA
15%
Asia
9%
Latam
5%
The scale of the opportunity and low penetration rates highlight huge potential for Asia

http://www.display-central.com/free-news/press-releases/interactive-whiteboard-and-flat-panel-display-sales-up-20-in-first-half-2013/

futuresource CONSULTING

penveu® REDEFINING INTERACTIVITY

Generating penveu sales



Targeting the Education Market

1. **Identify the top school districts in the U.S.**

Opportunity: top 100 ISD's in the U.S. concentration of classrooms


IL 16,200
WA 2,000
NV 15,100
UT 10,200
CA 55,600
CO 10,900
AZ 4,700
NY 40,000
PA 6,650
VA 20,000
NC 18,400
TN 11,800
GA 22,300
FL 74,900
LA 16,500
TX 59,700
Produced by the Cartographic Research Lab University of Alabama

Estimated 400,000+ classrooms in the top 100 districts in the U.S.

Out of estimated 4.5m classrooms in the total 16,500 districts in the US.

31m classrooms worldwide

Out of 200,000+ total, 40,000+ within one hour of facility

penveu®
REDEFINING INTERACTIVITY

Targeting the Education Market



1. **Identify the top school districts in the U.S.**

2. **Place direct sale people in specific target areas**
   a) Focus on Texas, Florida, and West Coast
   b) Use VAR and Distributors to cover lower focus areas

3. **Demonstrate penveu to as many school districts, Curriculum Directors, Principals, and Teachers as possible from August through March**
   a) Awareness of penveu is key to achieve both budget and bid success
   b) penveu needs to be held and tried … not just viewed in videos
   c) Prominent prospects (especially those with bond money approvals) become the focus for extensive demos and trials

Sales process and time-lines


menu

Education Sales Cycle

Awareness

- Advertising
- Social Media
- National & Regional Shows
- Email Campaigns
- Phone Calls
- National & Local Consortiums

Meetings with and demos to:

- ISD's, K-12 Schools, Community Colleges, Universities
- Enterprises

Trials 30-90 days

- ISD's, K-12 Schools, Community Colleges, Universities
- Enterprises

Orders 12-18 months

- 2015-16 Budget March to May
- RFPs
  Referral Business

penveu®
REDEFINING INTERACTIVITY

Sales process and time-lines



Education Sales Cycle

Awareness

13,700+ Leads

- 3 Campaigns: 92,000+
- 28 Posts: 1.3m 2,360 likes
- 25 Shows: 33,000+ Attended
- Customer Emails: 11,500+
- 6,000+ Customer Calls
- 7 Interlocals & Consortium RFPs

Meetings with and demos to:

- Customer Meetings: 2,643
- Demos: 1,473
- Enterprises

Trials 30-90 days

- Customer trial units: Underway: 52
- Accepted: 13
- Enterprises

Orders 12-18 months

- 2015-16 Budget March to May
- RFP's: 18
- Referral Business

penveu®
REDEFINING INTERACTIVITY

example: Austin ISD



- Listed as one of the top 100 ISD's in the U.S.
- AISD has 5,900 teachers, in 128 schools, and nearly 87,000 students, projected to top 90,000 by 2015-2016 school year
- Bond was issued for district, $39m allocated to updates to classroom technology
- RFP was issued in April 2015, for approval by the AISD Board in June 2015 for classroom technology upgrades
- penveu was listed in the RFP as a solution for providing interactivity for this installation
- Expected up to 2,000 units/yr. for 4+ years

Development updates



development roadmap


menu
PEN

- $5.4m investment in penveu R&D (2010 – 1Q15)
- Release 1.0: 5/14 (initial release)
- Release 1.2: 1/15 (Pad mode, improvements)
- Release 1.5: 5/15 (HDMI, improvements)
- Additional features in development
  - Free download




5V 2A
RST
LOCATE PEN
DISPLAY
HDMI
VGA
PC
HDMI
VGA


WHAT'S INCLUDED
penveu
REDEFINING INTERACTIVITY


the dock
VGA cable
power adapter (2)
USB cable
the veu
the pen
Quick Start Guide
penveu

penveu®
REDEFINING INTERACTIVITY

IP/Patent portfolio

Updated 4/22/2015



	Description	Issued	Pending/International
Interactive Display System (***Solomon**, Anderson, Li, Kalush*)	Main patent: Invisible/visible targets, main target-based positioning patent. The use of targets in the video stream, and a camera to determine position based on them. Value: accuracy and no calibration required ***Core Patent***	US 8,217,997 (7/12)	PCT WO 2011/115764 China CN102792245 Europe EP2548102 India IN 01/2015 Japan JP2013522766 Korea KR20130016277
Visual pairing in an interactive display system (***Solomon***)	Pairing a wireless device through combination visual and wireless signals ***Secondary***	US 8,446,364 (5/13) KR 1461353	PCT WO 2012/121969 China CN103403791 Japan JP2014-512590 India IN 50/2014 Europe EP2681731
Absolution and relative positioning sensor fusion in an interactive display system (***Solomon**, Kisacanin*)	Combination of absolute target-based, visual motion, and inertial positioning for accuracy and speed ***Core Patent***	US 9,024,876 (5/15)	PCT WO 2014/039685
Motion compensation in an interactive display system (***Solomon**, Kisacanin*)	Using detected motion to improve target detection and overall accuracy ***Core Patent***	US 8,982,050 (3/15)	PCT WO 2014/062906
Synchronization for rolling Shutter (***Solomon**, Kisacanin, Zimmerman, Ferguson*)	Overcoming camera-to-display synchronization issues caused by rolling shutter scanning ***Core Patent***	Pending	US 2015/0062013 PCT WO 2015/031456
Remote sensitivity adjustment in an interactive display system (***Solomon**, Kisacanin*)	Creating a more intuitive remote physical gesture to cursor motion based on speed and distance ***Secondary***	Pending	PCT/US2014/071812
Undisclosed Provisional (***Solomon***)	To be filed by June 25, 2015 ***Core Patent***	Provisional	US 62/016,690

7 patent families

5 issued (4 in US, 1 in Korea)

16 pending (2 US, 15 International), 1 provisional

summary

- We are excited about penveu, and so are early users
- We missed the 2014-15 cycle, but positioned for the 2015-16 one
- The opportunity is very significant, with a competitive product
- We have now started to generate sales
- We have a strong product roadmap
- We have a strong intellectual property (patent) portfolio

penveu®

REDEFINING INTERACTIVITY


penveu

linkedin.com/penveu facebook.com/penveu @penveu

Summary

- Our business has been waiting on penveu, and penveu is now here and getting a lot of attention in the market
- Almost every penveu sales call elicits very positive feedback about the product, RFP's and sales traction has begun
- We recognize our liquidity position is worrisome to investors, and we are keeping a very close eye on liquidity and examining many alternatives to create the necessary "runway" for penveu to take off